UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): August 14, 2015

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On August 14, 2015, Swift Energy Company (the “Company”) received a notice from NYSE Regulation, Inc. that it is not in compliance with the continued listing standards set forth in Sections 802.01B and 802.01C of the Listed Company Manual (“Section 802.01B” and “Section 802.01C” respectively) of the New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance of Section 802.01C is based on the average closing price of the Company’s common stock being less than $1.00 over a consecutive 30 trading-day period. Noncompliance of Section 802.01B is based on the Company’s average global market capitalization for the prior 30 trading-day period being below $50 million while at the same time as the Company’s stockholders’ equity is less than $50 million. As required by the NYSE, the Company will notify the NYSE within ten business days of its intent to cure both deficiencies and return to compliance with the NYSE continued listing requirements.
Under Section 802.01C (i.e., stock price standard), the Company has six months following the NYSE notification to regain compliance with the minimum share price requirement. The Company can regain compliance with Section 802.01C at any time during the six-month cure period if the Company’s common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month or the last trading day of the cure period. If the Company determines to remedy the non-compliance by taking action that will require shareholder approval, the Company must obtain shareholder approval by no later than its next annual meeting and implement such action promptly thereafter.
To indicate the Company’s desire and ability to regain compliance with Section 802.01B (i.e., market capitalization standard) within 18 months, the Company will submit a business plan to the NYSE within 45 days from receipt of the notice from the NYSE. If the NYSE approves the Company’s business plan, the Company’s shares will continue to be listed and traded on the NYSE during the 18 month cure period, subject to its compliance with other NYSE continued listing standards.
On August 17, 2015, the Company issued a press release announcing its receipt of the notice from the NYSE. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibit.

Exhibit Number	Description

99	Swift Energy Company press release dated August 17, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 18, 2015

Swift Energy Company
By:	/s/ Terry E. Swift
Terry E. Swift Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99	Swift Energy Company press release dated August 17, 2015.

4